UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2023

HOOKER FURNISHINGS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HOFT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective September 5, 2023, the Board of Directors of Hooker Furnishings Corporation (the “Company”), as part of a periodic review of the Company’s governance documents, approved changes to the Company’s Bylaws (as amended and restated, the “Bylaws”). The amendments, among other things:

●	expand the scope of disclosures required by a shareholder seeking to bring a director nomination or other business before a meeting of shareholders (“proposing shareholder”) to include:
o

additional information regarding the proposing shareholder, any beneficial owner on whose behalf such nomination or other proposal is being made and any affiliates or associates or other parties with whom the proposing shareholder or such beneficial owner is acting in concert (each, an “associated person”);

o

any derivative instrument that has been entered into by, or on behalf of, the proposing shareholder, and such beneficial owner, and any associated person, the effect or intent of which is to mitigate loss to, manage risk or benefit share price changes for, or increase or decrease the voting power of, the proposing shareholder or such beneficial owner, or any associated person, with respect to Company shares, or relates to the acquisition or disposition of any Company shares;

o

any agreement pursuant to which the proposing shareholder and any beneficial owner on whose behalf the director nomination or other proposal is being made, or any associated person, has a right to vote or direct the voting of any of the Company’s securities;

o	any rights to dividends on Company shares owned beneficially by the proposing shareholder and any associated person that are separated or separable from the underlying Company shares;
o

any proportionate interest in Company shares or any derivative instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the proposing shareholder, the beneficial owner or any associated person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager or managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of a limited liability company or similar entity; and

o

any performance-related fees (other than an asset-based fee) that the proposing shareholder, the beneficial owner or any associated person is entitled to based on the increase or decrease in the value of Company shares or derivative instruments;

●	expand the scope of disclosures required by a proposing shareholder seeking to bring a director nomination (“shareholder nominee”) to include:
o

the name, age, business address and, if known, residence address of each shareholder nominee for whom the proposing shareholder is proposing or intends to solicit proxies and of each shareholder nominee who would be presented for election at the annual meeting in the event of a need to change the proposing shareholders’ original slate; and

o

a representation as to whether the proposing shareholder, the beneficial owner or any associated person intends to solicit proxies in support of director nominees other than individuals nominated by the Board of Directors (“board nominees”) in compliance with the requirements of Rule 14a-19(b) under the Securities Exchange Act of 1934 (the “Exchange Act”);

●

clarify that, in addition to complying with the advance notice provisions in the Bylaws, each proposing shareholder, each beneficial owner on whose behalf a nomination or other proposal is being made and any associated person must also comply with all applicable requirements of the Company’s Articles of Incorporation, the Bylaws and state and federal law, including the Exchange Act, with respect to any such nomination, such other proposal or the solicitation of proxies with respect thereto;

●	provide that any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white;
●

provide that (a) no shareholder, any beneficial owner on whose behalf the nomination if being made or associated person may solicit proxies in support of any nominees other than board nominees unless such shareholder and associated person complies with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Company of notices required thereunder in a timely manner, and (b) if such shareholder, beneficial owner or associated person (i) provides notice pursuant to Rule 14a-19(b) under the Exchange Act and (ii) subsequently fails to comply with any of the requirements of Rule 14a-19 under the Exchange Act, then the Company will disregard any proxies or votes solicited for such shareholder’s nominees;

●

provide that, if any shareholder, beneficial owner or associated person provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder or associated person must deliver to the Company, upon its request, reasonable evidence that such shareholder or associated person has met the requirements of Rule 14a-19 under the Exchange Act no later than five business days prior to the applicable meeting;

●

require shareholder nominees and board nominees to provide any certain specified information as set forth in the Bylaws, including any additional information necessary to permit the Board to determine the nominee’s independence;

●	add provisions regarding the organization of shareholder meetings;
●	change the term “Chairman” to “Chair” throughout; and
●	make various other updates, including technical, clarifying, ministerial and conforming changes.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which was filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed on September 8, 2023 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Hooker Furnishings Corporation (effective September 5, 2023) (incorporated by reference to Exhibit 3.2 of the Company’s Quarterly Report on Form 10-Q filed on September 8, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNISHINGS CORPORATION

By:    /s/ Paul A. Huckfeldt

Paul A. Huckfeldt

Chief Financial Officer and

Senior Vice-President – Finance and Accounting

Date: September 11, 2023